Exhibit 10.2
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of the 26th day of January, 2006, by and among COPANO ENERGY, L.L.C. (“Borrower”), BANK OF AMERICA, N.A., as Administrative Agent, and the Lenders party hereto.
W I T N E S S E T H:
     WHEREAS, Borrower, Administrative Agent and Lenders named therein entered into that certain Credit Agreement dated as of August 1, 2005 (the “Original Agreement”) for the purposes and consideration therein expressed; and
     WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Original Agreement for the purposes described herein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I. — Definitions and References
     § 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
     § 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.
          “Amendment” means this First Amendment to Credit Agreement.
          “Credit Agreement” means the Original Agreement as amended hereby.
ARTICLE II. — Amendments
     § 2.1. Indebtedness. Section 7.03(b) of the Original Agreement is hereby amended to read as follows:
     (b) unsecured Indebtedness under the Senior Bridge Facility (or any unsecured refinancing or replacement thereof with a maturity not earlier than 91 days after the Maturity Date and on terms and conditions not materially more restrictive than the Loan Documents taken as a whole);
     § 2.2. Hedging Contracts. The references to “an Approved Counterparty” in Section 7.12(a)(iii) and Section 7.12(b) of the Original Agreement are hereby amended to refer instead to “a Lender Counterparty or an Approved Counterparty”.
     § 2.3. Burdensome Agreements. Section 7.09(b) of the Original Agreement is hereby amended in its entirety to read as follows:

     (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person, unless such Contractual Obligation provides that such requirement shall not apply with respect to Liens granted to secure the Obligations.
ARTICLE III. — Conditions of Effectiveness
     § 3.1. Effective Date. This Amendment shall become effective as of the date first written above, when and only when
     (i) Administrative Agent shall have received, at Administrative Agent’s office a counterpart of this Amendment executed and delivered by Borrower and Required Lenders;
     (ii) Administrative Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Administrative Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Administrative Agent:
Supporting Documents. Such supporting documents as Administrative Agent may reasonably request.
ARTICLE IV. — Representations and Warranties
     § 4.1. Representations and Warranties of Borrower. In order to induce Administrative Agent and Lenders to enter into this Amendment, Borrower represents and warrants to Administrative Agent and each Lender that:
     (a) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 4.1(a), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
     (b) No Default exists.
     (c) No Material Adverse Effect has occurred, and no event or circumstance has occurred that could reasonably be expected to cause a Material Adverse Effect, relating to the consolidated financial condition or business of the Loan Parties since the date of the date of the most recent financial statements delivered pursuant to Section 4.01(a)(viii) or Section 6.01 of the Credit Agreement, as applicable.
     (d) Each Loan Party is Solvent.
     (e) The execution, delivery and performance by each Loan Party of this Amendment has been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b)

conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.
     (f) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment.
     (g) This Amendment has been duly executed and delivered by each Loan Party that is party hereto. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party hereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at Law.
ARTICLE V. — Miscellaneous
     § 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by Borrower and each Loan Party that is party hereto. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
     § 5.2. Ratification of Security Documents. Each Loan Party, Administrative Agent, and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations, arising under or in connection with the Loans, Letters of Credit or the Notes, are Obligations and are secured indebtedness under, are guarantied by, and are secured by, each and every Security Document. Each Loan Party hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of such Loan Party described as Collateral in any Security Document.
     § 5.3. Survival of Agreements. All representations, warranties, covenants and agreements of Loan Parties shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations under the Credit Agreement are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Loan Party hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.
     § 5.4. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

     § 5.5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.
     § 5.6. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. Delivery of an executed signature page by facsimile transmission shall be effective as delivery of a manual executed counterpart.
     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

COPANO ENERGY, L.L.C.,
as Borrower

By:	/s/ Matthew J. Assiff

Name:	Matthew J. Assiff
Title:	Senior Vice President and
Chief Financial Officer

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Todd G. MacNeill

Name:	Todd G. MacNeill
Title:	Assistant Vice President

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:	/s/ Gregory B. Hanson

Name:	Gregory B. Hanson
Title:	Vice President

COMERICA BANK,
as a Lender and Co-Syndication Agent

By:	/s/ Huma Vadgama

Name:	Huma Vadgama
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and Co-Syndication Agent

By:	/s/ Justin M. Alexander

Name:	Justin M. Alexander
Title:	Vice President

BANK OF SCOTLAND,
as a Lender and Co-Documentation Agent

By:	/s/ Karen Weich

Name:	Karen Weich
Title:	Assistant Vice President

FORTIS CAPITAL CORP.,
as a Lender and Co-Documentation Agent

By:	/s/ Darrell Holley

Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Casey Lowary

Name:	Casey Lowary
Title:	Senor Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason York

Name:	Jason York
Title:	Attorney-In-Fact

HARRIS NESBITT FINANCING, INC.,
as a Lender

By:	/s/ Cahal B. Carmody

Name:	Cahal B. Carmody
Title:	Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as a Lender

By:	/s/ Pedro Ramirez

Name:	Pedro Ramirez
Title:	Authorized Signatory

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mark A. Serice

Name:	Mark A. Serice
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as a Lender

By:	/s/ Susan Lefevre

Name:	Susan Lefevre
Title:	Director

By:	/s/ Lana Gifas

Name:	Lana Gifas
Title:	Vice President

KEYBANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas Rajan

Name:	Thomas Rajan
Title:	Vice President

BANK OF TEXAS, N.A., as a Lender

By:	/s/ Mari Salazar

Name:	Mari Salazar
Title:	Assistant Vice President

NATEXIS BANQUES POPULAIRES,
as a Lender

By:	/s/ Louis P. Laville, III

Name:	Louis P. Laville, III
Title:	Vice President / Manager

By:	/s/ Daniel Payer

Name:	Daniel Payer
Title:	Vice President

STERLING BANK, as a Lender

By:	/s/ Jeff A. Forbis

Name:	Jeff A. Forbis
Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Andrew J. Watson

Name:	Andrew J. Watson
Title:	Vice President

CONSENT OF GUARANTORS
Each of the undersigned Guarantors hereby consents to the provisions of this Amendment and the transactions contemplated herein and therein and hereby (i) ratifies, confirms and approves the Credit Agreement, the Amendment, the Guaranty and the other Loan Documents and, in particular, any provisions thereof which relate to such Guarantor, (ii) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Credit Agreement and the Notes are Obligations and are guarantied indebtedness under the Guaranty and are secured indebtedness under, and are secured by each and every Security Document, (iii) ratifies and confirms the Guaranty and each Security Document to which it is a party, (iv) expressly acknowledges and agrees that such Guarantor guarantees all Obligations arising under or in connection with the Credit Agreement and the Notes pursuant to the terms of the Guaranty, and hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of such Guarantor described as Collateral in any Security Document to secure all such Obligations, and (v) agrees that its obligations and covenants under the Guaranty and each Security Document to which it is a party are unimpaired hereby and shall remain in full force and effect.

ScissorTail Energy, LLC
Copano Energy/Rocky Mountains and Mid-Continent, L.L.C.
Copano Processing GP, L.L.C.
Copano NGL Services GP, L.L.C.
Copano Field Services GP L.L.C.
Copano Pipelines GP, L.L.C.
Copano Pipelines, (Texas) GP, L.L.C.
Copano Energy Services GP, L.L.C.
Copano Energy Services (Texas) GP, L.L.C.
Copano Field Services/Central Gulf Coast GP, L.L.C.
Copano/Webb-Duval Pipeline GP, L.L.C.
CPNO Services GP, L.L.C.
Copano Energy Finance Corporation

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and Chief Financial Officer

Copano Processing, L.P.
By: Copano Processing GP, L.L.C., General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and Chief Financial Officer

Copano NGL Services, L.P.
By: Copano NGL Services GP, L.L.C., General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and Chief Financial Officer

Copano Houston Central, L.L.C.
CHC LP Holdings, L.L.C.
Copano Pipelines Group, L.L.C.
Copano General Partners, Inc.
CPG LP Holdings, L.L.C.
CWDPL LP Holdings, L.L.C.
CPNO Services LP Holdings, L.L.C.

By:	/s/ Susan T. Dubb

Susan T. Dubb
Vice President and Assistant Secretary

Copano Field Services/Agua Dulce, L.P.
Copano Field Services/Copano Bay, L.P.
Copano Field Services/Karnes, L.P.
Copano Field Services/Live Oak, L.P.
Copano Field Services/South Texas, L.P.
Copano Field Services/Upper Gulf Coast, L.P.
By: Copano Field Services GP L.L.C., General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and Chief Financial Officer

Copano Pipelines/Hebbronville, L.P.
Copano Pipelines/South Texas, L.P.
Copano Pipelines/Upper Gulf Coast, L.P.
By: Copano Pipelines GP, L.L.C., General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and Chief Financial Officer

Copano Pipelines/Texas Gulf Coast, L.P.
By: Copano Pipelines, (Texas) GP, L.L.C., General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and Chief Financial Officer

Copano Field Services/Central Gulf Coast, L.P.
By: Copano Field Services/Central Gulf Coast GP, L.L.C., General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and Chief Financial Officer

Copano Energy Services/Upper Gulf Coast, L.P.
By: Copano Energy Services GP, L.L.C., General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and Chief Financial Officer

Copano Energy Services/Texas Gulf Coast, L.P.
By: Copano Energy Services (Texas) GP, L.L.C., General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and Chief Financial Officer

Copano/Webb Duval Pipeline, L.P.
By: Copano/Webb-Duval Pipeline GP, L.L.C., General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and Chief Financial Officer

CPNO Services, L.P.
Copano Risk Management, L.P.
By: CPNO Services GP, L.L.C., General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and Chief Financial Officer

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